SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   October 30, 1996

                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)

           Delaware                  0-20199                    43-1420563
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(State or other jurisdiction   (Commission File No.)        (I.R.S. Employer
       of  corporation)                                   Identification No.)

14000 Riverport Drive, Maryland Heights, Missouri                         63043
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:              (314) 770-1666
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On October 25, 1996, Express Scripts, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) The  following  exhibit  is filed as part of this  report  on Form 8-K:

         Exhibit 99.1 Press release, dated October 25, 1996, by Express Scripts, Inc.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     EXPRESS SCRIPTS, INC.



Date:    October 30, 1996                   By:________________________
                                               Barrett A. Toan, President
                                               and Chief Executive Officer
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                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION

99.1              Press release, dated October 25, 1996 by Express Scripts, Inc.